Exhibit 99.1

Investor Presentation November 2011 ADVANCING THE VISION

Except for the historical information contained herein, the matters discussed in this presentation constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include the rate at which Hanger grows same-center net sales, competitive pressures within the industry, government regulation and reimbursement, and other factors discussed from time to time in the reports filed by the company with the Securities and Exchange Commission. The company assumes no obligation to update information contained in this presentation. SAFE HARBOR 1

Be the partner of choice for products and services that enhance human physical capability. VISION 2

OVERVIEW Distribution Patient Care Therapeutics Solutions 11% of annualized revenues $100 million revenue 83% of annualized revenues Linkia 6% of annualized revenues ACP, Inc. IN, Inc. $743 million revenue $897 million in LTM revenues Adjusted EBITDA $145 million LTM 3 $65 Million Annualized revenue

Traditional O&P $2.6 billion market Post Acute Rehabilitation $0.2 billion market Other Rehabilitation $1.1 billion market DISCIPLINED DIVERSIFICATION OF REVENUE 4 MARKET

27% of Traditional O&P Market 30% of Post Acute Rehabilitation Market Traditional O&P $2.6 billion market Post Acute Rehabilitation $0.2 billion market Other Rehabilitation $1.1 billion market DISCIPLINED DIVERSIFICATION OF REVENUE 5 HANGER’S SHARE

COMPELLING GROWTH DRIVERS Sources: Company estimates; Wall Street Research; 2003–2006 National Health and Nutrition Examination Survey; National Institutes of Health; Amputee Coalition of America. Aging Population (U.S.) (%) Diabetes – Prevalence By Age Group Disease and aging population Advancing technology Regulatory reform Increased focus on lowering costs 6

PATIENT CARE

One or more certified practitioners Technical personnel Office administrators Line of site incentives to grow revenues and collect receivables CAGR up 7.7% (2007 - 2010) PATIENT CARE PROFILE BUSINESS OVERVIEW CENTER OVERVIEW Over 680 O&P patient-care centers Over 1,100 O&P certified and licensed practitioners Stand alone – design, fabricate and fit Treat more than 650,000 patients annually 8

PATIENT CARE MARKET POSITION Only national or regional provider Hanger operates ~25% of accredited O&P facilities No other provider has more than 2% market share Adjacent market of $1.4 Billion Principal Reimbursement Sources for Patient Care Services $2.6 Billion US Market 9

First to market with new technologies and products Linkia Network Management Diversification into new adjacent businesses CARES Dosteon Solutions Small O&P acquisitions Sales synergies with ACP PATIENT CARE GROWTH OPPORTUNITIES 10

First and only O&P network management company Insurers’ exclusive or preferred provider of their network Hanger network of approximately 1,000 O&P centers 45 contracts; 1-3 years; auto renew Value proposition to large name companies through expanded services 28% CAGR of contracted revenues (2007 - 2010) LINKIA NETWORK MANAGEMENT 11

DISTRIBUTION

Largest dedicated distributor of O&P devices and components Over 26,000 O&P related items 6 strategically located distribution facilities Comprehensive Customer Service Manufacture and distribute therapeutic footwear Net sales $100 million LTM and CAGR of 14% (2007 - 2010) Inter-company sales $184 million LTM DISTRIBUTION PROFILE 13

Increase depth and breadth of product line Increase penetration of existing customer base Expand customer base Expand market presence geographically Apply core competencies to adjacent businesses Expand O&P fabrication operation to Independent O&P Providers DISTRIBUTION OPPORTUNITIES 14

THERAPEUTIC SOLUTIONS

Innovative Neurotronics Development and commercialization of products V-Hold and WalkAid Accelerated Care Plus (ACP) Value proposition to rehabilitation providers Technology, clinical modalities, training and education THERAPEUTIC SOLUTIONS— Diversification of Revenue 16

17 ACP OVERVIEW ACP enables post-acute providers with 24 evidence-based clinical therapy programs Physical Agent Modality Basics Wound Healing Fall Prevention Continence Improvement Contracture Management Pain Management Physical Agent Modality Basics Osteoarthritis of the Knee Orthotic Therapy Hemiplegic Gait Chronic Obstructive Pulmonary Disease Electrode Application & Safety Rheumatoid Arthritis of Wrist & Hand Stroke – Hand Edema Stroke Recovery Herpes Zoster (Shingles) Sports & Orthopedic Rehabilitation PRE’s with Elastic Bands Aerobic Exercise for Aging Adults PAM Documentation Recommendations Clients facility’s standard equipment package OMNISTIM® 500 AND OMNISTIM® FX2 ELECTRICAL STIMULATION OMNISOUND® 300 ULTRASOUND MEGAPULSE® SHORTWAVE DIATHERMY OMNICYCLE® MOTOR ASSISTED CYCLE Monthly Supplies

18 ACP MARKET OPPORTUNITIES ACP offers Hanger a $1.3 billion revenue post-acute opportunity Core SNF Business – $241 Million Opportunity Strong Core Business Recurring revenue business model with high customer retention Strong demographic trends Advancing new technologies, products and modalities combined with 30% penetration leading to growth within the SNF core business Well established regulatory & reimbursement strategy Insulated from direct reimbursement risk Other Rehab Settings – $1.1 Billion Opportunity Long-Term Growth Platform Natural progression into other post-acute settings Strong post-acute customer relationships provide significant opportunities for product/service extensions Seasoned management team possesses a track record for successfully managing growth and expansion Extend Reach to Additional Markets with Numerous Organic Growth and Acquisition Opportunities +

FINANCIAL OVERVIEW

Earnings and margin growth Substantial cash flow generation Low maintenance capital expenditures Strong balance sheet management Moderate leverage post ACP acquisition SOLID FINANCIAL POSITION 20

23rd consecutive quarter of meeting or beating consensus earnings per share Same Store Sales 2.9% YTD and 4.0% for 3rd Quarter 24.3% growth in Adjusted EPS Improved Operating Margins Repriced Debt (March 2011) 2011 IN REVIEW 21

22 REVENUE GROWTH CAGR 8.6% ($ in millions)

23 ADJUSTED EBITDA GROWTH AND MARGINS* CAGR 13.3% * Excludes relocation expenses and cost related to the ACP acquisition. 13.2% 13.5% 14.1% Adjusted EBITDA (in millions) Adjusted EBITDA Margins % 14.9%

24 GROWTH IN ADJUSTED EPS * Excludes relocation expenses, cost related to the ACP acquisition and accelerated non-cash preferred dividend in 2008. CAGR 30.4%

STEADY COMPARABLE QUARTER GROWTH 2008 2009 2010 2011 Adjusted EBITDA* ($ in millions) * Excludes relocation expenses and cost related to the ACP acquisition. Revenues ($ in millions) Adjusted Earnings Per Diluted Share* * Excludes relocation expenses, cost related to the ACP acquisition and accelerated non-cash preferred dividend. 25

IMPROVED LEVERAGE & LIQUIDITY 26 NOTE: Net Debt is Total Debt less Cash and Adjusted EBITDA adds back Restricted Stock and Deferred Compensation Non-Cash Expenses At 09/30/11 (millions) Cash and equivalents $ 31.40 Availability on Revolver $ 96.60 Total liquidity $ 128.00 Debt $ 507.70

DAYS SALES OUTSTANDING

Compelling industry growth drivers Dominant market position Attractive organic growth opportunities Adjacent continuum of care opportunities Proven acquisition capabilities Solid financial position KEY INVESTMENT POINTS 28

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